===============================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        DATE OF REPORT (Date of earliest event reported): APRIL 18, 2003


                     SOUTHWEST BANCORPORATION OF TEXAS, INC.
               (Exact name of registrant as specified in charter)



        TEXAS                     000-22007                  76-0519693
(State of Incorporation)     (Commission File No.)        (I.R.S. Employer
                                                         Identification No.)


          4400 POST OAK PARKWAY
             HOUSTON, TEXAS                                    77027
(Address of Principal Executive Offices)                     (Zip Code)



                                 (713) 235-8800
              (Registrant's Telephone Number, Including Area Code)

===============================================================================

ITEM 5.  OTHER EVENTS.

On April 18, 2003 Southwest Bancorporation of Texas, Inc. (the "Company") received notice regarding a blackout period, as defined in Rule 100 of Regulation BTR. The notice required by Rule 104 of Regulation BTR was provided to directors and executive officers by the Company on April 18, and is attached hereto as Exhibit 99.1. The foregoing description is qualified by reference to such exhibit. The information contained in this report is being furnished pursuant to Item 11 under Item 5 of Form 8-K.

ITEM 7 (C).  EXHIBITS.

         Exhibit 99.1 Notice to Directors and Executive Officers dated April 18, 2003.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SOUTHWEST BANCORPORATION OF TEXAS, INC.



Dated: May 6, 2003              By:  /s/ JOHN MCWHORTER
                                     -----------------------------------------
                                     R. John McWhorter
                                     Senior Vice President and Controller

                                INDEX TO EXHIBITS


Exhibit                              Description
-------                              -----------
 99.1         Notice to Directors and Executive Officers dated April 18, 2003.